UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2026

CENTERSPACE
(Exact name of Registrant as specified in its charter)

North Dakota	001-35624	45-0311232
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1324 20th Avenue SW, Post Office Box 1988, Minot, ND 58702-1988
(Address of principal executive offices) (Zip code)

(701) 837-4738
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Exchange
Common Shares of Beneficial Interest, no par value	CSR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

As previously disclosed, on September 8, 2026, Centerspace, a North Dakota real estate investment trust (“Centerspace” or the “Company”), entered into an Agreement and Plan of Merger (as amended from time to time, the “Merger Agreement”) with Independence Realty Trust, Inc., a Maryland corporation (“IRT”), Independence Realty Operating Partnership, LP, a Delaware limited partnership (“IROP”), Islanders OP Sub, LLC, a Delaware limited liability company and direct wholly owned subsidiary of IROP (“IROP Merger Sub”), and Centerspace, LP, a North Dakota limited partnership (the “Company OP”), pursuant to which (i) Centerspace would merge (the “Company Merger”) with and into Islanders Sub, LLC, a wholly owned subsidiary of IRT added to the Merger Agreement by joinder (“IRT Merger Sub”), with IRT Merger Sub surviving the Company Merger as a wholly owned subsidiary of IRT and (ii) following the Company Merger, IROP Merger Sub would merge with and into the Company OP (the “Partnership Merger” and, together with the Company Merger, the “Mergers”), with the Company OP surviving the Partnership Merger as a subsidiary of IROP.

In connection with the Mergers, Centerspace held a special meeting of shareholders on November 10, 2026, at 9:30 a.m. Central Time (the “Special Meeting”).  At the Special Meeting, Centerspace’s shareholders voted on the following proposals, which are described in its definitive joint proxy statement/prospectus filed with the Securities and Exchange Commission (the “SEC”) on October 7, 2026 (the “Proxy Statement”).

As of the close of business on the record date of October 13, 2026, 16,823,940.358 shares of beneficial interest, no par value, of Centerspace (“Centerspace Common Shares”), were outstanding and entitled to vote at the Special Meeting.  A total of 13,576,273 Centerspace Common Shares, constituting a quorum, were represented in person or by proxy at the Special Meeting.

The final results for the votes regarding each proposal are set forth below.

Proposal 1:  The Company Merger, on the terms and subject to the conditions of the Merger Agreement, was approved.  The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
13,524,885	38,541	12,847	-

Proposal 2:  The compensation that may be paid or become payable to Centerspace’s named executive officers in connection with the Company Merger was approved.  The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
12,933,197	612,265	30,811	-

Proposal 3 described in the Proxy Statement (relating to the adjournment of the Special Meeting, if necessary or appropriate) was deemed not necessary and was not presented at the Special Meeting as a result of the approval of Proposals 1 and 2.

The Mergers remain subject to the satisfaction of the remaining closing conditions under the Merger Agreement.

Item 7.01	Regulation FD Disclosure.

On November 10, 2026, IRT and Centerspace issued a joint press release announcing the results of the Special Meeting. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated into this Item 7.01 by reference. The press release shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section. The information in this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in the filing.

Cautionary Statement Regarding Forward-Looking Information

The information contained or incorporated by reference into this Current Report on Form 8-K may contain certain forward-looking statements, within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, including, but not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the proposed transaction, the plans, objectives, expectations and intentions of Centerspace and IRT, the expected timing of completion of the proposed transaction, and other statements that are not historical facts.  Such statements are subject to numerous assumptions, risks, estimates, uncertainties and other important factors that change over time and could cause actual results to differ materially from any results, performance, or events expressed or implied by such forward-looking statements, including as a result of the factors referenced below.  Forward-looking statements do not discuss historical fact, but instead include statements related to expectations, projections, intentions or other items related to the future. Forward-looking statements are typically identified by the use of terms such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” “assumes,” “may,” “projects,” “outlook,” “future,” and variations of those words and similar expressions. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results, performance, or achievements to be materially different from the results of operations, financial condition, or plans expressed or implied by the forward-looking statements. Although we believe the expectations reflected in these forward-looking statements are based upon reasonable assumptions, we can give no assurance that our expectations will be achieved. Any statements contained herein that are not statements of historical fact should be deemed forward-looking statements. As a result, undue reliance should not be placed on these forward-looking statements, as these statements are subject to known and unknown risks, uncertainties, and other factors beyond our control and could differ materially from actual results and performance.

The forward-looking statements in this communication are not guarantees of future performance and involve a number of known and unknown risks, uncertainties and assumptions that are difficult to assess and are subject to change based on factors which are, in many instances, beyond Centerspace’s and IRT’s control.

The following factors, among others, could cause our future results to differ materially from those expressed in the forward-looking statements:
•
IRT’s and Centerspace’s ability to complete the transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to satisfaction of closing conditions to consummate the transaction;

•	the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the Merger Agreement between Centerspace and IRT;
•	the outcome of any legal proceedings that may be instituted against Centerspace or IRT;
•	delays in completing the proposed transaction involving Centerspace and IRT;
•
the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Centerspace and IRT do business;

•	the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events;
•	the ability of Centerspace and IRT to meet expectations regarding the timing, completion and accounting and tax treatment of the transaction;
•	diversion of IRT’s and Centerspace’s management’s attention from ongoing business operations and opportunities;
•	potential adverse reactions or changes to business, customer or employee relationships, including those resulting from the announcement or completion of the transaction;
•	the ability to complete the transaction and integration of Centerspace and IRT successfully;
•	the dilution caused by IRT’s issuance of additional shares of its capital stock in connection with the transaction;
•
financing risks, including IRT’s and Centerspace’s potential inability to meet existing covenants in IRT’s and Centerspace’s existing credit facilities or to obtain new debt or equity financing on favorable terms, or at all;

•
uncertain global macro-economic and political conditions, the impact of actual or threatened wars or other international conflicts, such as in Ukraine, the Middle East, and South America, including sanctions imposed by the U.S. and other countries, on inflation, trade, and general economic conditions;

•	deteriorating economic conditions and rising unemployment rates, energy costs, and inflation, in the markets where we own apartment communities or in which we may invest in the future;
•
rental conditions in IRT’s and Centerspace’s markets, including occupancy levels and rental rates, IRT’s and Centerspace’s potential inability to renew residents or obtain new residents upon expiration of existing leases, IRT’s and Centerspace’s ability to identify and consummate attractive acquisitions and dispositions on favorable terms, IRT’s and Centerspace’s ability to reinvest sales proceeds successfully, IRT’s and Centerspace’s inability to accommodate any significant decline in the market value of real estate serving as collateral for IRT’s and Centerspace’s debt and mortgage obligations; changes in tax and housing laws, including rent control laws, or other factors;

•	timely access to material and labor required to renovate and maintain apartment communities;
•
adverse changes in IRT’s and Centerspace’s markets, including future demand for apartment homes in those markets, barriers of entry into new markets, limitations on IRT’s and Centerspace’s ability to increase rental rates, IRT’s and Centerspace’s ability to identify and consummate attractive acquisitions and dispositions on favorable terms, IRT’s and Centerspace’s ability to reinvest sales proceeds successfully, and inability to accommodate any significant decline in market value of real estate serving as collateral for IRT’s and Centerspace’s debt and mortgage obligations;

•
the ability of Centerspace to complete its proposed dispositions on a timely basis, or at all and risks that Centerspace’s recently completed or proposed dispositions disrupt current plans and operations; and

•	other factors that may affect the future results of Centerspace and IRT.

Additional factors that could cause results to differ materially from those described above can be found in Centerspace’s Annual Report on Form 10-K for the year ended December 31, 2025 and in its subsequent Quarterly Reports on Form 10-Q, including for the quarter ended September 30, 2026, each of which is on file with the SEC and available on the “Investor Relations” section of Centerspace’s website, www.centerspacehomes.com, under the heading “Investors” and in other documents Centerspace files with the SEC, and in IRT’s Annual Report on Form 10-K for the year ended December 31, 2025 and in its subsequent Quarterly Reports on Form 10-Q, including for the quarter ended September 30, 2026, each of which is on file with the SEC and available on IRT’s website, www.irtliving.com, under the heading “Investors” and in other documents IRT files with the SEC.

All forward-looking statements are expressly qualified in their entirety by the cautionary statements set forth above.  Forward-looking statements speak only as of the date they are made and are based on information available at that time.  Neither Centerspace nor IRT assume any obligation to update forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in circumstances or other factors affecting forward-looking statements that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws.  If Centerspace or IRT updates one or more forward-looking statements, no inference should be drawn that Centerspace or IRT will make additional updates with respect to those or other forward-looking statements.  As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits.

99.1    Joint Press Release relating to the Special Meeting.

104    Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Centerspace

	By:	/s/ Anne Olson
Anne Olson
Date: November 10, 2026		President and Chief Executive Officer